SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report: November 23, 1999, as amended November 26, 1999


                             ELEGANT ILLUSIONS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

  Delaware                            0-28128                       88-0282654
---------------                    ---------------               ---------------
Jurisdiction of                    Commission File               I.R.S. Employer
Incorporation                          Number                     Identification
                                                                      Number

              542 Lighthouse Ave., Suite 5, Pacific Grove, CA 93950
              -----------------------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number:     (831) 649-1814













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Item 5.  Other Events.

     November 23, 1999 Elegant Illusions announced that the Company would reverse split the Company's issued and outstanding shares of Common Stock at a ratio of 1,063,337 to 1. That ratio has been corrected to 1,063,000 to 1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               ELEGANT ILLUSIONS, INC.


                                               By:/s/ James Cardinal
                                                  -----------------------
                                                  James Cardinal,
                                                  Chief Executive Officer



Dated: November 26, 1999















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